SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) February 12, 2002


                            Global Technologies, Ltd.
             (Exact Name of Registrant as specified in its charter)


          Delaware                      0-25668                  86-0970492
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 120, Philadelphia, PA    19103
         (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code (215) 972-8191


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEMS 2 AND 5. ACQUISITION OR DISPOSITION OF ASSETS AND OTHER EVENTS

     FEBRUARY 12, 2002 TRANSACTIONS

     Prior to February 12, 2002, Global Technologies, Ltd., a Delaware corporation ("Global"), owned approximately 60% of the outstanding equity of TNCI UK Limited, a company incorporated under the laws of England and Wales ("TNCI UK"). As of February 12, 2002, TNCI UK's working capital was depleted. Global did not then, and does not now, have capital available to satisfy TNCI UK's financing needs.

     Global and Ocean Castle Partners LLC, a Delaware limited liability company controlled by Irwin L. Gross, Chairman and Chief Executive Officer of Global ("Ocean Castle"), secured financing for TNCI UK that it is anticipated will allow it to remain viable for up to another 12 months. The investor conditioned the investment on the following: (1) that it have the ability to designate a majority of the Board of Directors of TNCI UK; (2) that Global convert all but $45,000 of debt owed by TNCI UK to Global into equity (with such conversion resulting in Global acquiring 4,000,000 ordinary shares (the "Conversion Shares") of 1p each in the capital of TNCI UK ("Ordinary Shares")), and (3) that Global waive any rights that it had with respect to its preference shares of TNCI UK (the "Preference Shares") that are in addition to rights Global would have had as an ordinary shareholder until it can convert its Preference Shares into Ordinary Shares, and that Global will so convert its Preference Shares as soon as it is possible for it to do so. Additional terms of the financing transaction included that, in consideration of its services in securing the financing discussed above, (x) Global receive warrants exercisable for 2,069,850 Ordinary Shares (representing 5% of TNCI UK's outstanding share capital as of the time of investment (the "Warrants")) and a grant of the exclusive distributorship with respect to any of TNCI UK's products or technologies for the rail industry for the United States of America, which by its terms shall terminate in the event that Global goes into bankruptcy; and (y) TNCI UK shall enter into a two-year consulting and management agreement with Ocean Castle, which such agreement shall provide for, among other things, payment of $33,000 per month (the "Consulting Agreement").

     Recognizing that without this investment Global's investment in TNCI UK would be forced into liquidation, Global agreed to such conversion and waiver. The $45,000 debt is represented by a new note. The terms of the investment described above are set out in the Subscription Agreement, which was executed and delivered as of February 12, 2002 by the investor. After the investment, Global maintains an approximately 24% ownership interest in TNCI UK.

     Ocean Castle has assigned in part its right to receive payments under the Consulting Agreement to Global. This partial assignment of rights terminates automatically in the event of bankruptcy of Global, discontinuance of Global's business or such time as Mr. Gross ceases to be employed by Global. Global has

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assigned the Warrants  that it received to three of its  remaining  employees as partial payment of their salaries.

     In October 2001, Global entered into a line of credit note with Mr. Gross and his spouse for an aggregate principal amount of $500,000 (the "Gross Note") and with the Gross Investment Company LP, a limited partnership controlled by Mr. Gross ("GIC"), for an aggregate principal amount of $167,000 (the "GIC Note"). Each of these notes is a demand note. There is currently an outstanding balance of $13,000 on the Gross Note and of $60,000 on the GIC Note. Each of the Gross Note and the GIC Note is secured by a pledge of and security interest in the Preference Shares and any proceeds thereof. Each of the Grosses and GIC has agreed to forebear until the earlier to occur of 12 months from the date hereof or an event of bankruptcy for Global from demanding repayment of any balance due under the Gross Note and the GIC Note in return for a pledge of and security interest in the Conversion Shares.

     GOING FORWARD

     Since April 2001, other than proceeds from the sale of certain of Global's lottery equipment in November 2001, Global's cash requirements, including those of TNCI UK, have been met through advances from Mr. Gross and various entities established by him. While it is expected that the proceeds of the February 12, 2002 transaction will keep TNCI UK viable for up to another 12 months, it is imperative that both Global and TNCI UK keep overhead to a minimum in order to stretch the funding as far as possible.

     In an effort to remain viable long enough to bring Global's investment in TNCI UK to fruition, Global began reducing its overhead in December 2000. These reductions have included workforce reductions, termination of a lease for certain New York office space, and subletting portions of the space leased by Global in Philadelphia. In addition, the majority of Global's remaining employees have agreed to defer payment of portions of their salaries until Global is in a position to repay such amounts. Currently, Global has four full-time employees, who, on average, have been receiving approximately 50% of their salaries since December 2000. TNCI UK has four full-time employees.

     In order to further reduce overhead, Global has determined to de-register its securities, and therefore discontinue its public reporting. In addition, Global will reduce the number of its directors to one. It has been determined that the cost of auditors, attorneys and financial printers, among others, necessary in connection with continuing to report publicly will be too burdensome to Global's already tenuous financial condition. Accordingly, simultaneously with the filing of this Current Report on Form 8-K, Global has filed a Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) Of the Securities Exchange Act of 1934 on Form 15.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     EXHIBITS

10.1 Master Agreement by and among TNCI UK Limited, Global Technologies, Ltd., Ocean Castle Partners LLC, the Gross Investment Company LP, and Irwin L. and Linda Gross, dated as of February 12, 2002.
10.2 $45,000 Note from TNCI UK Limited to Global Technologies, Ltd., dated as of February 12, 2002.
10.3 Subscription Agreement for Ordinary Shares of TNCI UK Limited, dated as of February 12, 2002.
10.4 Warrant to Global to purchase Ordinary Shares of TNCI UK Limited, dated as of February 12, 2002.
10.5 Consulting and Management Agreement by and between Ocean Castle Partners LLC and TNCI UK Limited, dated as of February 12, 2002.
10.6 Assignment in part of Consulting and Management Agreement from Ocean Castle Partners LLC to Global Technologies, Ltd., dated as of February 12, 2002.
10.7 Letter from Global Technologies, Ltd. to TNCI UK Limited re: waiver of rights and conversion in connection with Preference Shares, dated February 8, 2002.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBAL TECHNOLOGIES, LTD.



Dated: February 12, 2002                By: /s/ IRWIN L. GROSS
                                            ------------------------------------
                                            Name:  Irwin L. Gross
                                            Title: Chairman and
                                                   Chief Executive Officer

                                                                               5
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                                INDEX TO EXHIBITS


No.                               Description
---                               -----------

10.1 Master Agreement by and among TNCI UK Limited, Global Technologies, Ltd., Ocean Castle Partners LLC, the Gross Investment Company LP, and Irwin L. and Linda Gross, dated as of February 12, 2002.
10.2 $45,000 Note from TNCI UK Limited to Global Technologies, Ltd., dated as of February 12, 2002.
10.3 Subscription Agreement for Ordinary Shares of TNCI UK Limited, dated as of February 12, 2002.
10.4 Warrant to Global to purchase Ordinary Shares of TNCI UK Limited, dated as of February 12, 2002.
10.5 Consulting and Management Agreement by and between Ocean Castle Partners LLC and TNCI UK Limited, dated as of February 12, 2002.
10.6 Assignment in part of Consulting and Management Agreement from Ocean Castle Partners LLC to Global Technologies, Ltd., dated as of February 12, 2002.
10.7 Letter from Global Technologies, Ltd. to TNCI UK Limited re: waiver of rights and conversion in connection with Preference Shares, dated February 8, 2002.

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*   Filed herewith.